Exhibit 99.1

A Compelling, Transformational Combination December 2, 2016 ISG ACQUISITION OF ALSBRIDGE

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning the acquisition of Alsbridge Holdings, Inc. (“Alsbridge”) and other future events and their potential effects on ISG and Alsbridge. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those risk and uncertainties include, without limitation: (1) the ability to successfully combine the businesses of ISG and Alsbridge; (2) operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (3) diversion of management time on acquisition related issues; (4) reaction of Alsbridge customers to the transaction; (5) retention of key employees following closing; and (6) general economic conditions. Those risks and uncertainties also relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and Alsbridge and their respective subsidiaries including without limitation: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) general political and social conditions such as war, political unrest and terrorism; (9) healthcare and benefit cost management; (10) ability to protect ISG and Alsbridge and their respective subsidiaries’ intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; and (12) ability to successfully consummate or integrate strategic acquisitions. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Forward-Looking Statement

Leader in Sourcing Research and Advisory is acquiring a highly complementary, scale player ISG knows the Alsbridge DNA: its business culture and values, its employees and its clients; knowledge that de-risks the integration Complementary fit across multiple dimensions: service lines, clients and geographies Significant cross-selling opportunities to 700+ clients, offering a broader set of high-value services “New” ISG to deliver major gains in operating and financial scale and scope Synergistic, accretive combination, with material jump in 2017 EBITDA A Highly Compelling Combination

Combination strengthens ISG’s leading position in the industry, increases U.S. client base “New” ISG: Combined capabilities highly differentiated vs. rivals (Big 4, Gartner and others) Substantial cost synergies to be realized SG&A, overlapping expenses, costs to manage Reduces start-up costs associated with overlapping growth initiatives (e.g. Digital/RPA) Consolidating ISG and Alsbridge hubs in Bangalore, India (~ 375 employees) increases leverage opportunities and data and analytics capabilities Strengthens leadership of combined firm Management alignment: Alsbridge management converting significant portion of their proceeds into ISG stock ISG Combines with a U.S. Leader in Sourcing Advisory

ISG knows Alsbridge and its people Original heritage of both firms in outsourcing advisory; TPI (now integrated into ISG) was formed in 1989 and is regarded as the founder of the sourcing advisory industry; Alsbridge was founded in 2003 Shared culture and values: integrity, client-first approach, entrepreneurial, innovative, collaborative Organizational approach is to select “Best Athlete” for key roles Key Alsbridge management assuming significant leadership and client roles with ISG ISG Knows Alsbridge

Service Lines Adds two new revenue areas to ISG – Network Services and Robotic Process Automation (RPA) Two additional areas build on ISG’s presence in Outsourcing Advisory and Provider Services Enhances subscription-based recurring revenue stream opportunities - software and analytics Clients ISG will now service 35% more clients after adding 150+ clients from Alsbridge Opens up new cross-selling opportunities with a broader portfolio of services Alsbridge industry exposure more heavily weighted toward media/telecom, healthcare/pharma, retail and private equity, helping expand ISG base in these industry sectors Geographies Alsbridge revenues 90% USA, 10% Rest of World (RoW) – limiting currency impacts Improves geographical distribution of revenues and employees Strengthens and expands U.S. presence, offers expansion opportunities in RoW Highly Complementary Fit: Service Lines, Clients, Geographies

Highly Complementary Fit: Alsbridge Service Lines Robotic Process Automation (RPA) Outsourcing Advisory Provider Services Provides services that help CIO and CXO clients manage more than $1.5 billion in annual spend with carriers, with an average savings per client of more than 20%; success fee model Assessment, strategy and implementation for clients looking to leverage RPA to make business processes more efficient; software subscriptions model plus advisory Highly complementary with existing ISG Digital Advisory Services Complementary service to ISG’s subscription-based research, data and provider advisory services Helps service and technology providers,, identify market opportunities and improve pursuit effectiveness and business retention ‘New’ ISG Service Lines Outsourcing Advisory Network Carrier Services Expands ISG’s sourcing advisory business Combined, the “new” ISG will advise on nearly $18 billion of transactions globally Strengthens U.S. while expanding capabilities to serve global clients Complementary Service Lines

ISG Alsbridge Opportunity Enterprise & Government Cross-selling opportunities Digital, cloud and automation solutions Service & Technology Providers Access to world’s largest sourcing database Research for informed opinion on markets, tech Highly Complementary Fit: Clients Serving 700 clients, providing research, advisory, managed services solutions

‘New’ ISG: Geographies Revenue % Employees Americas 60% Europe 31% Asia Pacific 9% Americas 550 Europe 300 Asia Pacific 450 The ‘New’ ISG The ‘New’ ISG Asia Pacific 11% Americas 53% Europe 36% Asia Pacific 400 Americas 400 Europe 300 ISG Before ISG Before

Redefines sourcing advisory and research space for the digital age Creates a new leader in technology research and digital advisory services; adds RPA Enables ‘new’ ISG to accelerate growth in the highest-demand, fastest-growing area of sourcing advisory industry: digital transformation services Strengthens ‘new’ ISG position as advisory partner of choice Blue-chip roster of enterprise, government, service and technology provider clients ‘New’ ISG serves 75 of the world’s 100 largest enterprises 700 unique clients, up 35% from ISG alone; opens cross-selling (e.g. Network Carrier Services and RPA to ISG clients; Managed Services to legacy Alsbridge clients) Brings together the best assets in the industry to help clients digitally transform their operations More than 1,300 experienced advisory and research professionals Proprietary data sets, including world’s largest sourcing database Advanced market intelligence Expanded portfolio of services ‘New’ ISG: Operating Scale and Scope

2016 ISG LTM vs. 2017 “New” ISG Outlook ($ in millions) A Stronger ISG Transformational acquisition delivering Revenue scale Significant gains in Adjusted EBITDA in 2017 and beyond Additional recurring revenue opportunities Revenues from $216 to $285-$300 million Adjusted EBITDA from $23 to $36-$38 million Accretive to 2017 EPS Anticipated $7 million in annualized synergies in first 18 months Funded through combination of cash and stock As part of offering, refinancing debt maturities from May 2020 to December 2021 Simultaneous with acquisition, $12 million equity investment The ‘New’ ISG: 2017 Preliminary Outlook Revenue Adjusted EBITDA 2016 2017E 216 285-300 2016 2017E 23 36-38 +35% +60%

Forecast $216 $62 $278 The ‘New’ ISG: 2017 Bridge to Preliminary Outlook Adjusted EBITDA 2016 2017 2016 2017 ($in millions) ($5) $273 Revenue $12 - $27 $285 - $300 $23 $7 $30 $36 - $38 Consensus Est. Forecast Consensus Est. Leakage Base Organic Growth ‘New’ ISG Combined Leakage Base Organic Growth + Synergies ‘New’ ISG Combined ($1) $29 $7 - $9 ISG Alsbridge Combined ISG Alsbridge Combined

2017- 2018 Outlook Drivers Within 18 months: 13% cost takeout 1. SG&A Consolidation right-size back office eliminate duplication expand India leverage 2. Cost-to-Manage reduced 3. Non-personnel expense reduced duplicate marketing, licenses, real estate 4. Revenue Synergies not included, would be upside Robust Synergy Opportunities ISG Has Significant Experience with Integration of Acquisitions $55 $7 Alsbridge 2016 Estimate Cost Synergies ($ in millions)

Total consideration is $74 million comprised of cash and stock $56 million in cash, 3.2 million common shares, and a $7 million seller’s note (2% interest, due September 2018) Synergized EBITDA multiple: 5.3x(1) Q4 charge of approximately $6 million (severance, fees, etc.) A significant portion of Alsbridge Management’s proceeds from the transaction will be converted into ISG stock LLR Partners, a Philadelphia-based private equity firm that was the majority owner, will also hold some ISG stock Bank of America Merrill Lynch and BMO Harris Bank N.A. were joint lead arrangers Borrowing $118 million of bank debt at closing (increase of $59 million to existing agreement); maturity in December 2021 Pro Forma cash balance of $30 million and $22 million of additional revolver capacity In a separate transaction, existing ISG shareholder Chevrillon & Associés SCA is making a $12 million additional investment in ISG Issued 3.0 million common shares for $12 million of equity proceeds Proceeds to be used for working capital and general corporate purposes Post-transaction: 42.0 million shares outstanding Synergistic Combination Accretive to 2017 Earnings Per Share ¹Assumes Alsbridge adjusted EBITDA+ synergies total $14 million .

Valuation Multiples for Subscription & Consulting Peer Group Includes Advisory Board Co. (ABCO), Corporate Executive Board (CEB), Forrester (FORR), Gartner (IT), Information Services Group (III), Booz Allen (BAH), FTI Consulting (FCN), Hackett (HCKT) and Huron (HURN). Source: FactSet Note: As of 11/28/2016 Subscription Peer Group Consulting Peer Group EV / 2017E EBITDA 17.0x 12.7x 10.5x 9.9x 6.6x 9.1x 9.5x 10.3x 11.9x IT FORR CEB ABCO III FCN HURN HCKT BAH

A transformational combination creates a “new,” stronger ISG with greater industry leadership Expect a material impact on 2017 financials Preliminary 2017 guidance: EBITDA up 60%; Revenue up 35% Recurring revenue expansion opportunities increase with subscriptions and software licenses Portfolio of products and services expand—automation, network services; strengthens current ISG offerings—outsourcing advisory, benchmarking, provider services Client base expands 35% – creates cross-selling opportunities, 1,300 professionals up ~20% with expanded skills sets for client solutions Expanding U.S. business; will now account for 60% of revenues; reducing effect of currency impacts The ‘New’ ISG

ISG (Information Services Group) (NASDAQ: III) is a leading global technology research and advisory firm. A trusted business partner to more than 700 clients, including 75 of the top 100 enterprises in the world, ISG is committed to helping corporations, public sector organizations, and service and technology providers achieve operational excellence and faster growth. The firm specializes in digital transformation services, including automation, cloud and data analytics; sourcing advisory; managed governance and risk services; network carrier services; technology strategy and operations design; change management; market intelligence and technology research and analysis. Founded in 2006, and based in Stamford, Conn., ISG employs more than 1,300 professionals operating in more than 20 countries—a global team known for its innovative thinking, market influence, deep industry and technology expertise, and world-class research and analytical capabilities based on the industry’s most comprehensive marketplace data. For more information, visit www.isg-one.com ISG Confidential. © 2016 Information Services Group, Inc. All Rights Reserved. Proprietary and Confidential. No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Information Services Group, Inc.